UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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ARVINAS, INC.
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Your Vote Counts! ARVINAS, INC. 5 Science Park 395 Winchester Ave. New Haven, CT 06511 ARVINAS, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET To Be Held on June 16, 2022 8:30 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/ARVN2022 You invested in ARVINAS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2022 Vote in Advance of the Meeting Vote by June 15, 2022 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* Vote on June 16, 2022 8:30 AM ET Visit www.virtualshareholdermeeting.com/ARVN2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 To view the proxy materials and to vote, visit www.ProxyVote.com Control # D81573-P69107 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D81574-P69107 1. Election of Directors Nominees: 01) Linda Bain 02) John Houston, Ph.D. 03) Laurie Smaldone Alsup, M.D. 2. To approve, on an advisory basis, the Company’s executive compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting. For For For